Christopher J. McComish Chief Executive Officer David G. Antolik President Mark Kochvar Chief Financial Officer Third Quarter 2021

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest- earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2020, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Corporate Profile The Markets We Serve • $9.4 billion in assets • $7.0 billion in loans • $7.9 billion in deposits • $1.2 billion market cap • Stock symbol: STBA • Locations in 5 attractive markets in 3 states • Markets comprise 9.1 million people and 179,000 businesses • We serve over 230,000 customers, including consumers, small businesses, commercial clients, and wealth management clients ▪ 1,150 team members

4 Leadership • S&T President since January 2019 • 31 years of experience at S&T • Deep commercial and small business expertise • Proven ability to attract and retain talent • Regional market knowledge and connections COMPLEMENTARY LEADERSHIP Christopher J. McComish CHIEF EXECUTIVE OFFICER David G. Antolik PRESIDENT • S&T CEO since August 23, 2021 • 34 years of proven industry leadership and engagement • Track record of growth and transformation of commercial, consumer, and wealth businesses • Significant experience leading both digital and traditional financial service businesses • Deep leadership of M&A and integration • Completed an extensive and thoughtful national CEO search • Focused on building and retaining talent • Delivering results for today while building for tomorrow

5 Our Strengths STABLE, LOW-COST DEPOSIT BASE STRONG CAPITAL AND LIQUIDITY ATTRACTIVE LEGACY AND EXPANSION MARKETS PROVEN ABILITY TO GROW ORGANICALLY AND M&A COMMERCIAL AND SMALL BUSINESS EXPERTISE EFFICIENT OPERATOR • Stable, legacy community markets • Emphasis on larger metro areas in and near our expansion markets • LPOs in metro areas outside our existing branch footprint • Specialty C&I capabilities including ABL, floor plan, and treasury management • Dedicated small business banking teams • CRE expertise • Doubled asset size in the last ten years organically and through acquisitions • Geographic expansion through LPOs • Capital cushion of 4% or $286 million • Cash to deploy; minimal borrowings • Loyal community market deposit base • Cost of deposits 0.12% in 3Q21 • Customer deposits increased 8% YTD • Back office and operations functions focused in lower-cost markets • Scalable core system and technology investments • YTD efficiency ratio 54%

Ensure strategic clarity and effective communications Invest in organization talent and performance Undertake strategic infrastructure and platform investments Promote rigorous credit risk management Pursue high impact growth initiatives Drivers of Performance 6 ENGAGEMENT • Team members • Customers • Markets/Communities SOUNDNESS AND OPERATIONAL EFFECTIVENESS • Risk management • Infrastructure investments • Efficiency PROFITABLE GROWTH • Diversification • Consistency PRIORITIES FOR 2022 AND BEYOND

7 Third Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.70 Net Income $27.6 million ROA 1.15% ROE 9.13% ROTE* 13.53% PTPP* 1.56% HIGHLIGHTS • 7% annualized loan growth, excluding PPP • Solid C&I loan (ex-ppp) and consumer growth • Dividend increased $0.01 (3.6%) to $0.29

PTPP / AVERAGE ASSETS * 2017 2018 2019 2020 YTD 3Q21 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2017 2018 2019 2020 YTD 3Q21 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2017 2018 2019 2020 YTD 3Q21 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2017 2018 2019 2020 YTD 3Q21 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Performance 8 1.50% 1.32% 1.45%(2*) 1.22(1*) 0.74%(3*) 0.23% 1.03% 1.26% 9.90%(1*) 11.60% 9.98% 10.92%(2*) 5.76%(3*) 1.80% 8.37% 9.96% 9.98% 1.93%(2*) 1.67% 1.89% 1.96% 1.68% 1.78% 15.76%(2*) 15.08%(1*) 17.14% 2.92% 8.80%(3*) 14.87% 12.77% 14.41% (1)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. (3)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (2)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (*)Refer to appendix for reconciliation of non-GAAP financial measures.

3Q21 VS 2Q21: Balance Sheet HIGHLIGHTS • Loans, excluding PPP, increased $118 million; 7% annualized growth rate • Strong pipeline • Increased line utilization Dollars in millions 9 3Q21 2Q21 Var $934 $985 ($51) $870 $840 $30 $6,789 $6,671 $118 $19 $118 ($99) $162 $218 ($56) $7,945 $8,015 ($70) 3Q21 vs 2Q21: 3Q21 Variance Annualized Growth C&I Ex-PPP $1,518 $80 22% Resi/Home Eq 1,436 29 8% Construction 512 20 16% Consumer 98 9 42% CRE 3,226 (21) (3%) Total $6,789 $118 7%

Stable core net interest income; Ex-PPP NIM rate decline due to lower loan yields and elevated Fed cash NIM Change vs Prior Quarter 2Q21: 3.16 % Loan yields (0.07%) Elevated Fed cash (0.04%) PPP impact 0.08 % Liability costs 0.01% 3Q21: 3.14 % Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 10

3Q21 3Q21 vs 2Q21 3Q21 vs 3Q20 Debit and Credit Card $4.6 ($0.2) $0.4 Service Charges 3.9 0.3 0.6 Wealth 3.5 0.3 0.9 Mortgage 2.2 0.4 (1.8) Other 1.7 (0.4) (0.8) Noninterest Income $15.8 $0.4 ($0.6) Growth in service charges and wealth; improved mortgage servicing valuation Noninterest Income 11Dollars in millions

3Q21 3Q21 vs 2Q21 3Q21 vs 3Q20 Salaries & Benefits $25.2 $0.7 $0.7 Data Processing 4.0 0.2 (0.2) Occupancy 3.7 0.2 0.2 FF&E 2.7 0.3 0.3 Other Taxes 1.8 0.0 0.2 Professional Services 1.6 (0.1) (0.4) FDIC 1.2 0.3 (0.7) Marketing 0.9 (0.1) (0.9) Other 6.1 (0.2) (0.2) Noninterest Expense $47.2 $1.4 ($1.0) Expenses remain well-controlled Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 12

Western PA Upstate NY Central OH Northeast OH Eastern PA 49% $3,424 27% $1,880 9% $605 9% $643 6% $418 Portfolio Loans $6,970 Upstate NY 0% $23 Northeast OH 2% $148 Central OH 2% $135 Eastern PA Western PA68% $5,433 26% $2,030 Other 2% $176 Deposits $7,945 We operate in 5 regional markets: Markets 13Dollars in millions; as of June 30, 2021

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 14 Amount % of Total CRE $3,226 46% C&I 1,699 24% Consumer 1,546 22% Construction 499 7% Total $6,970 100%

Deposit Mix We have a solid core deposit profile: Dollars in millions 15 Amount % of Total DDA $2,652 33% MM 2,045 26% CDs 1,201 15% Savings 1,075 14% Int Bear DDA 972 12% Total $7,945 100% Amount % of Total Personal $4,316 54% Business 3,624 46% Brokered 5 0% Total $7,945 100%

Asset Quality ACL 3Q21 VS 2Q21: Dollars in millions 16 ASSET QUALITY TRENDS Stabilizing asset quality metrics

Capital We have strong capital levels and are well-positioned for growth Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 17 TOTAL CAPITAL

Financial Data

Income Statement	YTD 3Q21	2020	2020	2019	2019	2018	2017	2017
Dollars in thousands, except for share data			Excludes Fraud (1)		Excludes Merger Exp (2)			Excludes DTA (3)
Net Interest Income	$207,674	$279,388		$246,791		$234,438	$225,733	
Noninterest Income	48,507	59,719		52,558		49,181	55,462	
Total Revenue	**256,181**	**339,107**		**299,349**		**283,619**	**281,195**	
Noninterest Expense	138,650	184,302		155,766		145,445	147,907	
Merger Expenses	—	2,342		11,350	—	—	—	
Provision for Credit Losses(4)	9,087	131,424	72,753	14,873	14,873	14,995	13,883	
Net Income Before Taxes	**108,444**	**21,039**	**79,710**	**117,360**	**128,710**	**123,179**	**119,405**	
Taxes	20,578	(1)	12,320	19,126	21,232	17,845	46,437	$33,004
Net Income	**$87,866**	**$21,040**	**$67,390**	**$98,234**	**$107,478**	**$105,334**	**$72,968**	**$86,401**
Diluted Earnings per Share	$2.24	$0.53	$1.72	$2.82	$3.09	$3.01	$2.09	$2.47

(1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.
(2)These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures
(3)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.
(4)Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments.

18

Financial Data 19 Balance Sheet 3Q21 2020 2019 2018 2017 Dollars in thousands Securities $870,121 $773,693 $784,283 $684,872 $698,291 Interest-bearing Balances 856,106 158,903 124,491 82,740 61,965 Loans, Net 6,866,042 7,126,776 7,080,184 5,888,023 5,709,544 Other 843,785 908,525 775,691 596,586 590,455   Total Assets $9,436,054 $8,967,897 $8,764,649 $7,252,221 $7,060,255 Deposits $7,945,119 $7,420,538 $7,036,576 $5,673,922 $5,427,891 Borrowings 159,407 227,927 416,352 604,316 683,081 Other Liabilities 129,847 164,721 119,723 38,222 65,252 Equity 1,201,681 1,154,711 1,191,998 935,761 884,031   Total Liabilities & Equity $9,436,054 $8,967,897 $8,764,649 $7,252,221 $7,060,255

Net Interest Margin YTD 3Q21 2020 2019 2018 2017 Securities - FTE 2.24% 2.49% 2.64% 2.62% 2.48% Loans - FTE 3.86% 4.09% 4.95% 4.72% 4.32% Total Interest-earning Assets - FTE 3.41% 3.87% 4.71% 4.48% 4.09% Interest-bearing Deposits 0.22% 0.66% 1.40% 1.01% 0.62% Borrowings 1.54% 1.56% 2.76% 2.19% 1.27% Total Costing Liabilities 0.26% 0.72% 1.51% 1.18% 0.72% Net Interest Margin (FTE)(1) 3.25% 3.38% 3.64% 3.64% 3.56% NIM (FTE) Ex-Purchase Accounting(1) 3.23% 3.32% 3.62% 3.62% 3.53% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 20

Financial Data 21 Loan Portfolio 3Q21 2020 2019 2018 2017 Dollars in thousands Commercial Real Estate $3,225,863 $3,244,974 $3,416,518 $2,921,832 $2,685,994 Commercial and Industrial 1,698,784 1,954,453 1,720,833 1,493,416 1,433,266 Commercial Construction 499,317 474,280 375,445 257,197 384,334   Total Commercial 5,423,964 5,673,707 5,512,796 4,672,445 4,503,594 Residential Mortgage 887,937 918,398 998,585 726,679 698,774 Home Equity 548,396 535,165 538,348 471,562 487,326 Installment and Other Consumer 97,606 80,915 79,033 67,546 67,204 Consumer Construction 12,184 17,675 8,390 8,416 4,551   Total Consumer 1,546,123 1,552,153 1,624,356 1,274,203 1,257,855 Total Portfolio Loans 6,970,087 7,225,860 7,137,152 5,946,648 5,761,449 Loans held for sale 4,303 18,528 5,256 2,371 4,485   Total Loans $6,974,390 $7,244,388 $7,142,408 $5,949,019 $5,765,934

Financial Data 22 Asset Quality 3Q21 2020 2019 2018 2017 Dollars in thousands Total Nonperforming Loans $111,312 $146,774 $54,057 $46,073 $23,938 Nonperforming Loans/Total Loans 1.60% 2.03% 0.76% 0.77% 0.42% Nonperforming Assets/Total Loans + OREO 1.78% 2.06% 0.81% 0.83% 0.42% YTD Net Charge-offs /Average Loans 0.32% 1.40% 0.22% 0.18% 0.18% Allowance for Credit Losses/Total Portfolio Loans 1.55% 1.63% 0.87% 1.03% 0.98% Allowance for Credit Losses/Nonperforming Loans 97% 80% 115% 132% 236% Excluding PPP: Nonperforming Loans/Total Loans 1.64% 2.17% Allowance for Credit Losses/Total Portfolio Loans 1.60% 1.74%

Financial Data 23 Capital 3Q21 2020 2019 2018 2017 Tier 1 Leverage 9.65% 9.43% 10.29% 10.05% 9.17% Common Tier 1 – Risk-Based Capital 12.07% 11.33% 11.43% 11.38% 10.71% Tier 1 – Risk-Based Capital 12.48% 11.74% 11.84% 11.72% 11.06% Total – Risk-Based Capital 14.06% 13.44% 13.22% 13.21% 12.55% Tangible Common Equity/Tangible Assets(1) 9.08% 9.02% 9.68% 9.28% 8.72% (1)Refer to appendix for reconciliation of non-GAAP financial measures.

3Q21 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $109,492 Plus: amortization of intangibles (annualized), net of tax 1,369 Net income before amortization of intangibles (annualized) $110,861 Average total shareholders' equity $1,198,641 Less: average goodwill and other intangible assets, net of deferred tax liability (379,443) Average tangible equity (non-GAAP) $819,197 Return on average tangible shareholders' equity (non-GAAP) 13.53 % PTPP / Average Assets (non-GAAP) Income before taxes $33,928 Plus: Provision for credit losses 3,388 Total 37,317 Total (annualized) (non-GAAP) $148,051 Average assets $9,494,184 PTPP / Average Assets (non-GAAP) 1.56 % Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,201,681 Less: goodwill and other intangible assets, net of deferred tax liability (379,218) Tangible common equity (non-GAAP) $822,462 Total assets $9,436,054 Less: goodwill and other intangible assets, net of deferred tax liability (379,218) Tangible assets (non-GAAP) $9,056,836 Tangible common equity to tangible assets (non-GAAP) 9.08 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 24

3Q21 2Q21 1Q21 4Q20 3Q20 Efficiency Ratio (non-GAAP) Noninterest expense $47,241 $45,829 $45,580 $48,528 $48,246 Net interest income per consolidated statements of net income $68,712 $68,304 $70,659 $69,929 $69,276 Plus: taxable equivalent adjustment 557 585 664 725 780 Net interest income (FTE) (non-GAAP) 69,269 68,889 71,323 70,654 70,056 Noninterest income 15,846 15,424 17,236 15,609 16,483 Less: net (gains) losses on sale of securities — (29) — — — Net interest income (FTE) (non-GAAP) plus noninterest income $85,115 $84,284 $88,560 $86,263 $86,539 Efficiency ratio (non-GAAP) 55.50% 54.37% 51.47% 56.26% 55.75 % Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $71,769 $71,577 $74,781 $75,548 $76,848 Less: interest expense (3,058) (3,273) (4,123) (5,619) (7,572) Net interest income per consolidated statements of net income 68,711 68,304 70,658 69,929 69,276 Plus: taxable equivalent adjustment 557 585 664 725 780 Net interest income (FTE) (non-GAAP) $69,268 $68,889 $71,322 $70,654 $70,056 Net interest income (FTE) (annualized) $274,812 $276,313 $289,251 $281,080 $278,701 Average interest-earning assets $8,769,425 $8,729,277 $8,324,259 $8,322,022 $8,477,074 Net interest margin (FTE) (non-GAAP) 3.14% 3.16% 3.47% 3.38% 3.29 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 25

2020 2019 2017 Excludes Fraud Excludes Merger Exp Excludes DTA Net Income excluding nonrecurring items Net income $21,040 $98,234 $72,968 Nonrecurring items 58,671 11,350 13,433 Tax effect of nonrecurring items (12,321) (2,106) — Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average shares outstanding - diluted 39,073 34,679 34,955 Diluted earnings per share (non-GAAP) $1.72 $3.09 $2.47 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total assets 9,152,747 7,435,536 7,060,232 Plus: DTA re-measurement — — 589 Average total assets (non-GAAP) 9,152,747 7,435,536 7,060,821 Return on average assets (non-GAAP) 0.74% 1.45% 1.22 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total shareholders' equity 1,169,489 983,908 872,130 Plus: DTA re-measurement — — 589 Average total shareholders' equity (non-GAAP) 1,169,489 983,908 872,719 Return on average shareholders' equity (non-GAAP) 5.76% 10.92% 9.9 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 26

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	3Q21 YTD	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA
Return on Average Tangible Equity (non-GAAP)								
Net income (annualized)	$117,477	$21,040	$21,040	$98,234	$98,234	$105,334	$72,968	$72,968
Nonrecurring items	—	—	58,671	—	11,350	—	—	13,433
Tax effect of nonrecurring items	—	—	(12,321)	—	(2,106)	—	—	—
Adjusted net income (non-GAAP)	$117,477	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401
Adjusted net income (non-GAAP)	$117,477	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401
Plus: amortization of intangibles (annualized), net of tax	1,409	2,001	2,001	660	660	680	801	801
Net income before amortization of intangibles (annualized)	$118,886	$23,041	$69,391	$98,894	$108,138	$106,014	$73,769	$87,202
Average total shareholders' equity	$1,179,403	$1,169,489	$1,169,489	$983,908	$983,908	$908,355	$872,130	$872,130
Plus: DTA re-measurement	—	—	—	—	—	—	—	589
Less: average goodwill and other intangible assets, net of deferred tax liability	(379,788)	(380,846)	(380,846)	(297,589)	(297,589)	(289,766)	(294,444)	(294,444)
Average tangible equity (non-GAAP)	$799,614	$788,643	$788,643	$686,319	$686,319	$618,589	$577,686	$578,275
Return on average tangible shareholders' equity (non-GAAP)	14.87 %	2.92 %	8.80 %	14.41 %	15.76 %	17.14 %	12.77 %	15.08 %
Net Interest Margin Rate (FTE) (Non-GAAP)								
Interest income and dividend income	$218,127	$320,464		$320,484		$289,826	$260,642	
Less: interest expense	(10,453)	(41,076)		(73,693)		(55,388)	(34,909)	
Net interest income per consolidated statements of net income	$207,674	$279,388		$246,791		$234,438	$225,733	
Plus: taxable equivalent adjustment	1,806	3,202		3,757		3,804	7,493	
Net interest income (FTE) (non-GAAP)	$209,480	$282,590		$250,548		$238,242	$233,226	
Purchase accounting adjustment	(1,452)	(4,845)		(1,048)		(1,242)	(1,839)	
Net interest income (FTE) ex-purchase accounting (non-GAAP)	$208,028	$277,745		$249,500		$237,000	$231,387	
Average interest-earning assets	$8,609,284	$8,372,894		$6,885,372		$6,549,679	$6,549,821	
Net Interest Margin	3.22 %	3.34 %		3.58 %		3.58 %	3.45 %	
Adjustment to FTE basis	0.03 %	0.04 %		0.06 %		0.06 %	0.11 %	
Net Interest Margin (FTE) (non-GAAP)	3.25 %	3.38 %		3.64 %		3.64 %	3.56 %	
Purchase accounting adjustment	(0.02) %	(0.06) %		(0.02) %		(0.02) %	(0.03) %	
Net Interest Margin (FTE) ex-purchase accounting (non-GAAP)	3.23 %	3.32 %		3.62 %		3.62 %	3.53 %	

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Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	3Q21 YTD	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017
PTPP / Average Assets (Non-GAAP)							
Income before taxes	$108,444	$21,040		$117,360	$117,360	$123,179	$119,405
Plus: merger related expenses	—	—		—	11,350	—	—
Plus: provision for credit losses	9,087	131,424		14,873	14,873	14,995	13,883
Total adjusted income before taxes (non-GAAP)	117,531	152,464		132,233	143,583	138,174	133,288
Total adjusted income before taxes (annualized) (non-GAAP)	$157,139	$152,464		$132,233	$143,583	$138,174	$133,288
Average assets	$9,337,598	$9,152,747		$7,435,536	$7,435,536	$7,043,828	$7,060,232
PTPP / Average Assets (non-GAAP)	1.68 %	1.67 %		1.78 %	1.93 %	1.96 %	1.89 %
Tangible Common Equity / Tangible Assets (non-GAAP)							
Total shareholders' equity	$1,201,681	$1,154,711		$1,191,998		$935,761	$884,031
Less: goodwill and other intangible assets, net of deferred tax liability	(379,218)	(380,278)		(380,247)		(289,501)	(294,060)
Tangible common equity (non-GAAP)	$822,462	$774,433		$811,751		$646,260	$589,971
Total assets	$9,436,054	$8,967,896		$8,764,649		$7,252,221	$7,060,255
Less: goodwill and other intangible assets, net of deferred tax liability	(379,218)	(380,278)		(380,247)		(289,501)	(294,060)
Tangible assets (non-GAAP)	$9,056,836	$8,587,618		$8,384,402		$6,962,720	$6,766,195
Tangible common equity to tangible assets (non-GAAP)	9.08 %	9.02 %		9.68 %		9.28 %	8.72 %
Provision for credit losses							
Provision		$131,424	$131,424				
Less: customer fraud		—	58,671				
Adjusted provision for credit losses		131,424	72,753				
YTD Net loan charge offs/ YTD Average loans							
Net charge-offs		$103,379	$103,379				
Less: customer fraud		—	58,671				
Adjusted net charge-offs		103,379	44,708				
Total average YTD loans		7,410,462	7,410,462				
Adjusted net loan charge offs/ YTD Average loans		1.40 %	0.60 %				

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Christopher J. McComish Chief Executive Officer David G. Antolik President Mark Kochvar Chief Financial Officer Third Quarter 2021